UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): February 13, 2015

EVERTEC, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed by EVERTEC, Inc. (the “Company”) with the Securities and Exchange Commission on February 18, 2015 (the “Original Form 8-K”), to disclose the compensation payable to Brian J. Smith in connection with his appointment to the Company’s Board of Directors (the “Board”) pursuant to the Company’s recently revised independent director compensation policy.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 13, 2015, the Board appointed Mr. Smith to the Board effectively immediately. Mr. Smith’s appointment to the Board was reported under Item 5.02 of the Original Form 8-K; such disclosure is incorporated herein by reference in its entirety. Although at the time of the filing of the Original Form 8-K the amount of Mr. Smith’s annual compensation had been determined and was described in the Original Form 8-K, certain details concerning the form of the compensation had not yet been determined or have since changed.

On February 25, 2015, upon the recommendations of the Compensation Committee of the Board (the “Compensation Committee”), the Board approved a revised independent director compensation policy that modified the form of compensation payable to independent directors, including Mr. Smith. Although the revised policy does not modify the amount of compensation payable to independent directors, the revised policy changes the form of equity compensation to independent directors from restricted stock units to restricted stock. The revised policy also establishes a default allocation of the equity and cash components of independent directors’ annual compensation at 50% each for independent directors other than the Chairman of the Board, and at 62.5% and 37.5%, respectively, for the Chairman of the Board. The revised policy allows each independent director to elect to accept all or a portion of his or her default cash component in the form of restricted stock in lieu of cash. Restricted stock granted pursuant to the revised policy will vest on the day preceding the Company’s annual meeting of stockholders that immediately follows the date of grant or upon the independent director’s earlier death or disability, provided in each case that the independent director is then providing services to the Company.

On March 6, 2015, the Compensation Committee granted Mr. Smith’s restricted stock award consistent with the foregoing description.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: March 6, 2015	By:	/s/ Frank G. D’Angelo
		Name:	Frank G. D’Angelo
		Title:	Interim Chief Executive Officer